Prospectus Supplement	October 14, 2014

Putnam Global Sector Fund
Prospectus dated February 28, 2014

The sub-section Your fund’s management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyn Cavanaugh, Kelsey Chen, Steven Curbow, Neil Desai, Christopher Eitzmann, Vivek Gandhi, Greg Kelly, David Morgan, Ferat Ongoren, Walter Scully and Di Yao.

Mr. Desai, who joined the fund in October 2014, has been employed by Putnam Management as an Analyst since 2012. From 2009 through 2012, he was employed by Crosslink Capital as a Partner.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

291190 10/14